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Irwin Home Equity Loan Backed Notes
Series 1999-2
Remittance Date:     08/15/1999

IRWIN Series: 1999-2










                                             Noteholder Distribution Summary

Class                          Beginning      Interest         Principal        Aggregateg
 of             Note             Note       Distribution      Distribution     Distribution      Ending Note
Notes           Rate            Balance        Amount           Amount           Amount            Balance

    A-1       5.28000%   $ 51,493,138.07    $ 241,674.46  $ 1,209,775.00   $ 1,451,449.46    $ 50,283,363.08
    A-2       6.83000%     85,100.000.00      484,360.83            0.00       484,360.83      85,100,000.00
    A-3       5.36000%     16,648,801.72       79,322.29      393,597.56       472,919.85      16,255,204.16
    A-4       6.89000%     22,200,000.00      127,465.00            0.00       127,465.00      22,200,000.00
 Certificates   NA          2,625,460.86            0.00            0.00             0.00       2,993,538.46
Totals                  $ 178,067,400.65    $ 932,822.59  $ 1,603,372.56   $ 2,536,195.14   $ 176,832,105.69
LIBOR                                           5.18000%
Actual Number of Inerest Accrual Days:                32

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                            Noteholder Distribution Factors Summary (Per $1,000 Original Principal Amount)

            Original            Principal         Interest        Aggregate
Class        Note              Distribution     Distribution      Distribution          Total
of Note     Balance             Amount            Amount           Amount              Factor

A-1       $ 53,500,000.00   $ 22.6126167      $  4.5172797      $ 27.1298964     $    939.8759454
A-2         85,100,000.00      0.0000000         5.6916667         5.6916667        1,000.0000000
A-3         17,400,000.00     22.6205495         4.5587523        27.1793019          934.2071355
A-4         22,200,000.00      0.0000000         5.7416667         5.7416667        1,000.0000000
Total     $178,200,000.00

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                                             GROUP I         GROUP II          TOTAL
COLLECTIONS SUMMARY
Principal Collections                   $   832,516.31    $ 296,406.22    $ 1,128,922.53
  High LTV Mortgage Loans                   511,490.44       98,138.43        609,628.87
  Home Equity Mortgage Loans                310,480.25      196,363.71        506,843.96
  30 Year Maturity Mortgage Loans            10,545.62        1,904.08         12,449.70
Interest Collections                      1,203,381.89      334,183.56      1,537,565.45
  High LTV Mortgage Loans                   776,625.85      212,775.55        989,401.40
  Home Equity Mortgage Loans                332,048.13       98,510.90        430,559.03
  30 Year Maturity Mortgage Loans            94,707.91       22,897.11        117,605.02
Collections                               2,035,898.20      630,589.78      2,666,487.98
  High LTV Mortgage Loans                 1,288,116.29      310,913.98      1,599,030.27
  Home Equity Mortgage Loans                642,528.38      294,874.61        937,402.99
  30 Year Maturity Mortgage Loans           105,253.53       24,801.19        130,054.72
Prepayment Penalties Collected                    0.00            0.00              0.00
Purchase/Repurchase Price of any
  Mortgage Loans Purchased                        0.00            0.00              0.00
Liquidation Proceeds                              0.00            0.00              0.00
Insurance Proceeds                                0.00            0.00              0.00
Substitution Adjustment Amounts                   0.00            0.00              0.00
Prepayment Interest Shortfall                 3,047.51        1,584.06          4,631.57
Periodic Advance                             43,961.55       12,619.84         56,581.39
  less Servicing Fees                        72,073.75       20,211.61         92,285.36
  less Periodic Advance Repayment            46,085.37       15,968.67         62,054.04
Amount to be Transferred to the
 Trustee Collection Amount                1,964,748.14      608,613.40      2,573,361.54


FEE SUMMARY
Premium for the Policy                       28,456.90        8,093.50         36,550.40
Indenture Trustee Fee                           480.95          135.05            616.00

Excess Spread                               340,205.48       27,872.12        368,077.60

OVERCOLLATERALIZATION SUMMARY
Overcollateralization Target Amount       9,800,000.00    2,800,000.00     12,600,000.00
Beginning Overcollateralization Amount    2,019,342.36      606,118.50      2,625,460.86
Beginning Overcollat. Deficiency Amount   7,780,657.64    2,193,881.50      9,974,539.14
Additional Principal Distribution Amount    340,205.48       27,872.12        368,077.60
Ending Overcollateralization Amount       2,359,547.83      633,990.62      2,993,538.46
Ending Overcollat. Deficiency Amount      7,440,452.17    2,166,009.38      9,606,461.54

PRINCIPAL DISTRIBUTION AMOUNT SUMMARY
Principal Distribution Amount             1,209,775.00      393,597.56      1,603,372.56
  Base Principal Distribution Amount        869,569.52      365,725.44      1,235,294.96
  Additional Principal Distribution Amt     340,205.48       27,872.12        368,077.60


CERTIFICATE DISTRIBUTIONS SUMMARY
Note Interest                               726,035.29      206,787.29        932,822.59
Note Principal                            1,209,775.00      393,597.56      1,603,372.56

Class R Prepayment Penalty Amount                 0.00            0.00              0.00
Class R Excess Interest Amount                    0.00            0.00              0.00
Class R Distribution Amount                       0.00            0.00              0.00

Liquidation Loan Losses                      37,053.21       69,319.22        106,372.43
  High LTV Mortgage Loans                    37,053.21       69,319.22        106,372.43
  Home Equity Mortgage Loans                      0.00            0.00              0.00
  30 Year Maturity Mortgage Loans                 0.00            0.00              0.00


Servicing Default Occured?                                            No
Policy Draw Amount                                0.00            0.00              0.00

                                             GROUP I          GROUP II          TOTAL
POOL BALANCE SUMMARY
Beginning Pool Balance                  115,427,807.07     32,411,854.17    147,839,661.24
  High LTV Mortgage Loans                70,136,383.00     19,235,795.06     89,372,178.06
  Home Equity Mortgage Loans             33,802,184.00      9,826,674.88     43,628,858.88
  30 Year Maturity Mortgage Loans        11,489,240.07      3,349,384.23     14,838,624.30
Ending Pool Balance                     114,558,237.55     32,046,128.73    146,604,366.28
  High LTV Mortgage Loans                69,587,839.35     19,068,337.41     88,656,176.76
  Home Equity Mortgage Loans             33,491,703.75      9,630,311.17     43,122,014.92
  30 Year Maturity Mortgage Loans        11,478,694.45      3,347,480.15     14,826,174.60
Beginning # of Mortgage Loans                    3,082               633             3,715
  High LTV Mortgage Loans                        1,994               450             2,444
  Home Equity Mortgage Loans                     1,001               172             1,173
  30 Year Maturity Mortgage Loans                   87                11                98
Ending # of Mortgage Loans                       3,065               625             3,690
  High LTV Mortgage Loans                        1,984               446             2,430
  Home Equity Mortgage Loans                       994               168             1,162
  30 Year Maturity Mortgage Loans                   87                11                98
Weighted Average Mortgage Interest Rate        12.326%           12.000%           12.255%


PREFUNDING ACCOUNT SUMMARY
Beginning Account Balance                23,184,673.36      7,043,066.05     30,227,739.41
Reinvestment Earnings                        98,038.72         29,782.31        127,821.03
Less:
 Subsequent Mortage Loans Purchased               0.00              0.00              0.00
 Transfers to the Capitalized Int Acct       98,038.72         29,782.31        127,821.03
Ending Account Balance                   23,184,673.36      7,043,066.05     30,227,739.41


Next Payment Date a Subsequent Transfer Date?    No
Associated Expected Subsequent Trans Bal.         0.00              0.00              0.00


CAPITALIZED INTEREST ACCOUNT SUMMARY
Beginnig Account Balance                                                        706,051.97
Reinvestment Earnings                                                             2,238.44
Transfers from Prefunding Account                                               127,821.03
Less Capitalized Interest Requirements                                                0.00
Ending Account Balance                                                          836,111.44


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DELINQUENCY SUMMARY
                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO         Foreclosures
Delinquencies Based on Number of Loans
 Group I
  High LTV Mortgage Loans                           32                 3                 0             0              7
  Home Equity Mortgage Loans                        11                 1                 1             0              1
  30 Year Maturity Mortgage Loans                    2                 0                 0             0              0
 Total Group I                                      45                 4                 1             0              8

 Group II
  High LTV Mortgage Loans                            2                 1                 0             0              0
  Home Equity Mortgage Loans                         0                 0                 0             0              0
  30 Year Maturity Mortgage Loans                    1                 0                 0             0              0
 Total Group II                                      3                 1                 0             0              0

Total Group I and Group II
  High LTV Mortgage Loans                           34                 4                 0             0              7
  Home Equity Mortgage Loans                        11                 1                 1             0              1
  30 Year Maturity Mortgage Loans                    3                 0                 0             0              0
Grand Total                                         48                 5                 1             0              8


                                               {-- Does NOT Include REOs & Foreclosures--}
                                               30+ Days           60+ Days          90+ Days         REO         Foreclosures

Delinquencies Based on Principal Balance:
 Group I
  High LTV Mortgage Loans                 1,099,812.32        120,895.80              0.00          0.00     216,778.60
  Home Equity Mortgage Loans                294,706.02            122.71         17,000.00          0.00      42,236.56
  30 Year Maturity Mortgage Loans           299,030.77              0.00              0.00          0.00           0.00
 Total Group I                            1,693,549.11        121,018.51         17,000.00          0.00     259,015.16

 Group II
  High LTV Mortgage Loans                    37,181.02         33,000.00              0.00          0.00           0.00
  Home Equity Mortgage Loans                      0.00              0.00              0.00          0.00           0.00
  30 Year Maturity Mortgage Loans           330,708.78              0.00              0.00          0.00           0.00
 Total Group II                             367,889.80         33,000.00              0.00          0.00           0.00

Total Group I and Group II
  High LTV Mortgage Loans                 1,136,993.34        153,895.80              0.00          0.00     216,778.60
  Home Equity Mortgage Loans                294,706.02            122.71         17,000.00          0.00      42,236.56
  30 Year Maturity Mortgage Loans           629,739.55              0.00              0.00          0.00           0.00
Grand Total                               2,061,438.91        154,018.51         17,000.00          0.00     259,015.16
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